UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2010
COLEMAN CABLE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33337	36-4410887
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification Number)
incorporation)

1530 Shields Drive, Waukegan, IL (Address of principal executive offices)	60085 (Zip Code)
(847) 672-2300
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders
     Coleman Cable, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 30, 2010. At the Annual Meeting, Messrs. Isaac M. Neuberger, Nachum Stein and G. Gary Yetman were re-elected to serve as directors of the Company until the Annual Meeting in 2013. Additionally, the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the year ending December 31, 2010 was ratified by the shareholders. The certified results of the matters voted upon at the Annual Meeting are as follows:
Proposal No. 1: Election of Directors

NAME	FOR	WITHHELD
Isaac M. Neuberger	13,168,867	124,273
Nachum Stein	13,272,639	20,501
G. Gary Yetman	13,276,639	16,501
Proposal No. 2: Ratification of Appointment of Independent Auditors

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,920,318	16,683	1,830	0

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLEMAN CABLE, INC.
Date: May 4, 2010	By:	/s/ Richard N. Burger
		Name:	Richard N. Burger
		Title:	Chief Financial Officer, Executive Vice President, Secretary and Treasurer